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                                Supplement dated
                         To Prospectus dated May 1, 2000
                    For GE Life & Annuity Separate Account II
                                   P1250 9/97

  The purpose of this supplement is to modify certain information contained in your prospectus dated May 1, 2000. The changes reflected in this supplement relate to the following sections of your prospectus.


Separate Account II, Changes to Separate Account II (page 18)

The last sentence of the first paragraph is amended to read:

     No substitution or elimination may take place without prior notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

The Portfolios, Investment Subdivisions (page 25)

The investment objective for Janus Aspen Series Capital Appreciation Portfolio is amended to read:

     Non-diversified portfolio pursuing long-term growth of capital. Pursues this objective by investing primarily in common stocks of companies of any size.


This Supplement should be retained with your Prospectus for future reference.

                       Customer Service Line: 800-352-9910

                      GE Life and Annuity Assurance Company
                             6610 West Broad Street
                               Richmond, VA 23230